Supplement dated November 27, 2012

to the Statement of Additional Information

for Principal Variable Contracts Funds, Inc.

dated April 30, 2012

(as supplemented on June 15, 2012, September 14, 2012, and November 13, 2012)

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

DISCLOSURE REGARDING PORTFOLIO MANAGERS

Sub-Advisor: Principal Global Investors, LLC (Equity Portfolio Managers)

On or about December 6, 2012, on page 105, in the Other Accounts Managed table, add the following to the chart (information as of October 31, 2012):

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Mohammed Zaidi: International Emerging Markets Account
Registered investment companies	2	1,646,235,323	0	0
Other pooled investment vehicles	2	1,099,505,855	0	0
Other accounts	27	4,623,628,805	7	1,764,475,880

On or about December 6, 2012, on page 106, in the Ownership of Securities table, add the following to the chart (information as of October 31, 2012):

Mohammed Zaidi	International Emerging Markets	None